Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases

Note L: Leases

Total lease expense for operating leases was $46,314,000, $47,830,000 and $51,738,000 for the years ended December 31, 2011, 2010 and 2009, respectively. The Corporation's operating leases generally contain renewal and/or purchase options with varying terms. The Corporation has royalty agreements that generally require royalty payments based on tons produced or total sales dollars and also contain minimum payments. Total royalties, principally for leased properties, were $36,333,000, $37,474,000 and $34,563,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

Future minimum lease and mineral and other royalty commitments for all noncancelable agreements as of December 31, 2011 are as follows:

(add 000)
2012	$70,059
2013	53,271
2014	49,502
2015	45,412
2016	34,196
Thereafter	104,156
Total	$356,596

Of the total future minimum commitments, $128,526,000 relates to the Corporation's contracts of affreightment.